                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                    ----------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------

Date of Report (Date of earliest event reported)     July 17, 2006
                                                 -----------------

                           VION PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                     000-26534          13-3671221
------------------------------   ----------------- --------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)             File Number)      Identification No.)

     4 Science Park, New Haven, CT                        06511
----------------------------------------                ---------
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
                                                     ------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 17, 2006, Vion Pharmaceuticals, Inc. (the "Company") appointed Aileen
Ryan as its Vice President, Regulatory Affairs. Prior to joining the Company,
Ms. Ryan was employed by Bayer Pharmaceuticals Corporation ("Bayer") from 2004 to 2006, where she held a position as the head of Global Regulatory Strategy,
Oncology. Prior to that, Ms. Ryan was Vice President, Regulatory Affairs for
Coley Pharmaceutical Group from 1999 to 2003.

In connection with Ms. Ryan's appointment, the Company entered into a letter agreement with Ms. Ryan on June 22, 2006, pursuant to which the Company offered
Ms. Ryan the compensation package described below.

Ms. Ryan will be paid a base salary of $215,000 annually. On July 17, 2006 the
Company granted Ms. Ryan 93,333 shares of restricted stock which will vest upon the earliest of (i) December 31, 2008, (ii) a Change of Control (as defined in the Company's 2005 Stock Incentive Plan) or (iii) the approval of an NDA to market Cloretazine(R). Ms. Ryan will also be eligible for a target annual performance bonus under the Company's management incentive bonus program of up to 25% of the annual base salary. Ms. Ryan will receive an additional amount of
$50,000 as a bonus payable in four installments from August 2006 through
December 2007 provided that she is still employed by the Company. Ms. Ryan will also receive a bonus upon her appointment of $16,756.48, which will be used to repay Bayer an amount owed by Ms. Ryan as per the terms of a bonus agreement between Ms. Ryan and Bayer.

The Company also entered into a change in control severance agreement with Ms.
Ryan, pursuant to which she would be entitled to certain payments in the event her employment is terminated during the twelve-month period following a "change in control," as defined in the agreement. Specifically, if a "change in control"
occurs, she will be entitled to a lump sum severance payment equal to the sum of
(i) twelve months base salary as in effect as of the date of termination or immediately prior to the change in control, whichever is greater, and (ii) the average of the last two cash annual bonus payments made to her by the Company prior to the change in control. Ms. Ryan would also be entitled to all payments necessary to provide her with group health insurance benefits substantially similar to those which she was receiving immediately prior to the date of termination until the earlier of 18 months after such termination or the date she has obtained new full-time employment. The foregoing amounts are not payable if her termination is because of her death, by us for cause, or by her other than for good reason.

The severance agreement with Ms. Ryan is effective as of July 17, 2006. A form of severance agreement was filed as Exhibit 10.28 to the Company's Quarterly
Report on Form 10-QSB for the quarter ended March 31, 1999, and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (D)  EXHIBITS.

     Exhibit 99.1 Press release, dated July 17, 2006, announcing addition to senior management team.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           VION PHARMACEUTICALS, INC.

Date: July 19, 2006        By:     /s/ Howard B. Johnson
                               ----------------------------------------
                                   Name:  Howard B. Johnson
                                   Title: President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1 Press release, dated July 17, 2006, announcing addition to senior management team.